EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Virtus Insight Trust Funds
File Number: 811-7447
Registrant CIK Number: 0001003859
06/30/09 (Semi-Annual)

Sub-Item 77Q3

Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 74U1, 74U2, 74V1, and 74V2 correctly, the correct answers are as follows:



Series 2

72DD1/72DD2
Class A  271, Class C 14, Class I 1613

73A1/73A2
Class A $0.199, Class C $0.161, Class I $ 0.211

74U1/74U2
Class A 1453, Class C 138, Class I 7181

74V1/74V2
  Class A $ 10.12, Class C $ 10.12, Class I $ 10.12



Series 3

72DD1/72DD2
Class A  1080, Class C 32, Class I 808

73A1/73A2
Class A $0.207, Class C $0.173, Class I $ 0.221

74U1/74U2
Class A 5090, Class C 229,  Class I 3149

74V1/74V2
Class A $ 9.97, Class C $ 9.97, Class I $ 9.97





Series 5

72DD1/72DD2
Class A  15, Class C 0, Class I 294

73A1/73A2
Class A $0.037, Class C $0.000, Class I $ 0.053

74U1/74U2
Class A 480, Class C 33,  Class I 5573

74V1/74V2
Class A $ 13.52, Class C $ 13.43, Class I $ 13.74



Series 6

72DD1/72DD2
Class A  0, Class C 0, Class I 11

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.002

74U1/74U2
Class A 2005, Class C 70,  Class I 5501

74V1/74V2
Class A $ 8.00, Class C $ 7.79, Class I $ 8.50



Series 9

72DD1/72DD2
Class A  79, Class C 3, Class I 564

73A1/73A2
Class A $0.119, Class C $0.082, Class I $ 0.132

74U1/74U2
Class A 661, Class C 41,  Class I 4290

74V1/74V2
Class A $ 10.69, Class C $ 10.69, Class I $ 10.72



Series 11

72DD1/72DD2
Class A  40, Class C 11, Class I 30

73A1/73A2
Class A $0.015, Class C $0.015, Class I $ 0.015

74U1/74U2
Class A 2699, Class C 744,  Class I 2045

74V1/74V2
Class A $ 20.39, Class C $ 19.96, Class I $ 20.66


Series 13

72DD1/72DD2
Class A  211, Class C 6, Class I 1176

73A1/73A2
Class A $0.045, Class C $0.024, Class I $ 0.052

74U1/74U2
Class A 4722, Class C 254,  Class I 23201

74V1/74V2
Class A $ 5.71, Class C $ 5.66, Class I $ 5.89



Series 15

72DD1/72DD2
Class A  1608, Class I 6544, Exchange Class  472

73A1/73A2
Class A $0.002, Class I $ 0.004, Exchange Class $0.004

74U1/74U2
Class A 664956, Class I 1598719, Exchange Class 50205

74V1/74V2
Class A $ 1.00, Class I $ 1.00,  Exchange Class $ 1.00



Series 17

72DD1/72DD2
Class A  121, Class C 1, Class I 1342

73A1/73A2
Class A $0.066, Class C $0.037, Class I $ 0.076

74U1/74U2
Class A 1797, Class C 22,  Class I 17335

74V1/74V2
Class A $ 8.41, Class C $ 8.40, Class I $ 8.34



Series 18

72DD1/72DD2
Class A  97, Class C 34, Class I 2440

73A1/73A2
Class A $0.211, Class C $0.176, Class I $ 0.223

74U1/74U2
Class A 448, Class C 226,  Class I 9879

74V1/74V2
Class A $ 9.86, Class C $ 9.86, Class I $ 9.86


Series 21

72DD1/72DD2
Class A  0,  Class C 0, Class I 0

73A1/73A2
Class A $0.00, Class C $0.00, Class I $ 0.00

74U1/74U2
Class A 10, Class C 16,  Class I 1582

74V1/74V2
Class A $ 8.09, Class C $ 7.92, Class I $ 8.17



Series 22

72DD1/72DD2
Class A  154, Class C 6, Class I 1620

73A1/73A2
Class A $0.406, Class C $0.373, Class I $ 0.417

74U1/74U2
Class A 378, Class C 19,  Class I 3979

74V1/74V2
Class A $ 9.34, Class C $ 9.34, Class I $ 9.34